SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 March 15, 1999

                    ----------------------------------------


                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                        1-8002                           04-2209186
(State or other               (Commission                   (I.R.S. Employer
jurisdiction of               File Number)               Identification Number)
incorporation or
organization)


81 Wyman Street
Waltham, Massachusetts                                           02454-9046
(Address of principal executive offices)                         (Zip Code)


                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)

      This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in
Exhibit 13 to the Registrant's annual report on Form 10-K, as amended, for the year ended January 3, 1998. These include risks and uncertainties relating to: the Registrant's spinout and acquisition strategies, competition, international operations, technological change, possible changes in governmental regulations, regulatory approval requirements, capital spending and government funding policies, dependence on intellectual property rights, and the potential impact of the year 2000 on processing date-sensitive information.


Item 5.  Other Events

      On  March  15,  1999,  Thermo  Electron   Corporation  (the  "Registrant")
announced that its board of directors has appointed Richard F. Syron as president and chief executive officer of the Registrant, effective June 1, 1999. Mr. Syron, currently chairman and chief executive officer of the American Stock Exchange, has served as an independent director of the Registrant since September 1997. George N. Hatsopoulos, the Registrant's current chief executive officer, will become its non-executive chairman of the board. Arvin H. Smith, currently president of the Registrant, will remain with the Registrant in an advisory role.

     Mr. Syron has served in his current position at the American Stock Exchange since 1994. Before joining the exchange, Mr. Syron served as president and chief executive officer of the Federal Reserve Bank of Boston, beginning in 1989. From 1986 to 1989, he was president and chief executive officer of the Federal Home Loan Bank of Boston. Mr. Syron holds M.A. and Ph.D. degrees in economics from Tufts University, and a B.S. in economics from Boston College.

      In addition, the Registrant announced that it expects to report diluted earnings per share of approximately $.15 for its first quarter of 1999, which ends April 3.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired: Not applicable.

         (b)      Pro Forma Financial Information: Not applicable.

         (c)      Exhibits: Not applicable.

                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 15th day of March, 1999.



                                             THERMO ELECTRON CORPORATION


                                             By: /s/ Theo Melas-Kyriazi
                                                  -----------------------------
                                                  Theo Melas-Kyriazi
                                                  Vice President and Chief
                                                  Financial Officer